Item 1. Report to Shareholders

DECEMBER 31, 2004

SMALL-CAP STOCK FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.
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T. ROWE PRICE SMALL-CAP STOCK FUND
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Fellow Shareholders

After beginning the year on an upswing, stocks struggled as growth moderated under the weight of rising short-term interest rates and surging energy costs. Stock prices closed the year on a positive note, however, and a strong final two months of the year ensured very attractive returns for small-cap stock investors. For most of 2004, the stock market rewarded companies with earnings, positive cash flow, and sales growth. However, as investors rushed to gain exposure to the market following the November presidential election, speculative stocks--many of them companies without earnings--again led the way, and the stocks of money-losing companies soared 17.8% in the final quarter. Fortunately, investors by and large were more cognizant of risk in 2004, and over the course of the entire year, unprofitable companies underperformed the small-cap Russell 2000 Index.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Small-Cap Stock Fund                        10.81%        18.77%

Small-Cap Stock Fund-Advisor Class          10.69         18.48

Russell 2000 Index                          10.83         18.33

Lipper Small-Cap Core Funds Index            9.84         18.37

S&P 500 Stock Index                          7.19         10.88

Against this backdrop, our Small-Cap Stock Fund kept pace with the surging indices in the second half of the year, rising 10.81% through December 31, 2004, in line with the unmanaged Russell 2000 Index of small-cap shares, as shown in the table. For the year, the fund returned 18.77%, outperforming both the Lipper Small-Cap Core Index and the unmanaged Russell benchmark. (Returns for Advisor Class shares were slightly lower, reflecting their higher expense ratio.)

As we noted at mid-year, the small-cap rally, now more than six years old, appears quite long in the tooth. While it is certainly possible for small-caps to continue to outperform large-caps, we believe investors may wish to be more cautious on the asset class. We'll go into more detail in our outlook section.

INVESTMENT REVIEW

The strongest-performing sectors over the most recent six months were energy, materials, and financials, which rose 23%, 21%, and 17%, respectively. No Russell sector declined in the second half of 2004.

Indeed, the worst returns in the Russell index were in the technology sector, which rose a bit over 1%.

GROWTH VS. VALUE
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Russell 2000 Growth Index                    8.16%        14.31%

Russell 2000 Value Index                    13.37         22.25

Some of our most significant six-month contributors relative to the Russell benchmark came from the information technology and industrial services sectors, where strong stock selection aided the portfolio. Our holdings in tech rose nearly 6%, substantially outperforming the sector's 1% return. Our top performer in this segment, CACI International, rose nearly 68% over the six months as investors returned to the shares following last spring's developments in Iraq. You may recall from our June report that CACI, which supplies contract interrogators to the military, suffered on concerns about the company's possible role in the Iraq prison-abuse scandal. Both the Army and the company completed an investigation and found no culpability on the part of CACI. As we noted then, no employee of the firm was charged with misconduct. CACI remains a valuable partner to the U.S. military, and we never lost confidence in the firm's management. Other strong performers included Kronos, the time-management software firm, which is experiencing strong revenue growth from the latest release of its productivity enhancing software. Tessera Technologies more than doubled as the firm reached a legal settlement with Samsung to begin receiving royalties on its semiconductor chip packaging solution. Finally, Global Payments, the card processor and funds transfer firm, rose 30% on strong quarterly earnings.

We also added value through stock selection in industrials and business services. One of our best-performing holdings here, Ionics, rose 53% as the firm agreed to be acquired by General Electric. Ionics is an excellent fit with GE, which should realize synergies through supplying both power and financing to Ionics' water desalinization projects. Armor Holdings benefited from the continuing conflict in Iraq, as the firm supplies armament kits for both troops and military vehicles. The military's shortcomings were recently highlighted in Secretary of Defense Donald Rumsfeld's Iraq visit, where a trooper told of scrounging scrap metal to armor vehicles. After the resulting furor, Armor Holdings received accelerated vehicle armor contracts. Another solid contributor, Resources Connection, the financial project outsourcing firm, has been a major beneficiary of the Sarbanes-Oxley legislation. Resources Connection has seen great revenue and earnings growth as it helps firms comply with new regulations. Finally, the U.S. freight industry has been on fire. We've benefited from strong fundamentals at our logistics and trucking companies, including logistics firm UTi Worldwide and trucker Knight Transportation.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                       Percent of    Percent of
                                       Net Assets    Net Assets
Periods Ended                             6/30/04      12/31/04
--------------------------------------------------------------------------------

Information Technology                      20.1%         21.2%

Financials                                  16.3          15.8

Industrials and Business Services           16.6          15.2

Health Care                                 10.4          12.2

Consumer Discretionary                      10.3          10.3

Energy                                       7.4           6.6

Materials                                    6.4           6.3

Consumer Staples                             1.9           1.6

Telecommunication Services                   0.8           0.9

Trusts and Mutual Funds                      0.6           0.6

Utilities                                    0.4           0.6

Other and Reserves                           8.8           8.7
--------------------------------------------------------------------------------

Total                                      100.0%        100.0%

Historical weightings reflect current industry/sector classifications.


Sectors that detracted from performance versus the index included financials, materials, and consumer staples. Financial stocks' strong results were a big surprise last year. Given the near certainty that interest rates would rise, it is typically a solid bet to underweight the sector. While these shares did well during the early 1990s' rising-rate cycle, they advanced from extremely depressed valuations. This certainly is not the case now, nor was it last December. Consequently, our decision to underweight commercial banks, thrifts, real estate investment trusts (REITs), and the mortgage industry hurt our relative performance, costing us about a half-point in returns--hardly a disaster, but still disappointing. We also slightly underperformed in stock selection in the commercial bank segment, as several of our larger holdings lagged the sector's strong returns.

In addition, we gave up modest ground in the materials sector as our positions increased 15%, a bit behind the index segment's 21% increase. Here, our typically more conservative holdings appreciated at a slower pace than the more-commodity-oriented steel and basic material holdings represented in the index. For example, Airgas, an industrial gas supply company and one of our larger holdings, rose by 11% on decent fundamentals. While hardly a poor result for the quarter, its returns pale when compared with the 85% increase for iron ore supplier Cleveland-Cliffs, which is held in the index but not in our portfolio. One holding in the sector did decline sharply: Ferro fell when the company delayed its third-quarter reporting due to an accounting issue--now largely resolved--at a small subsidiary.

The consumer staples segment was our problem sector in the half. Wild Oats Markets declined 37% as it noted increased price competition in its California markets. Recent new management changes are giving us hope, and we are sticking with the shares. American Italian Pasta also fell more than 23% on weakness in the category. Pasta's Atkins-related woes are well known and have exacerbated an industry-wide capacity problem. We are monitoring this small position closely. Finally, Casey's General Stores was essentially flat as the firm was squeezed by declining margins due to gasoline's rapid price increases. We expect this negative pressure to moderate over time.

INVESTMENT STRATEGY

In our June letter, we noted our interest in acquiring attractively priced health care firms as this election year wore down. Health care stocks, from big pharmaceuticals on down, can face strong headwinds during election years as these profitable firms are often tempting political targets. While we did not see a repeat of the 1992 election year anti-pharmaceutical rhetoric, the sector did face some choppy sailing as several companies had well-publicized product issues. Fortunately, we were able to find a few attractive investment opportunities.

Our largest purchase, ResMed, designs and markets products for sleep apnea, a disorder in which an individual stops breathing repeatedly throughout the night due to a blockage of the airway leading to extremely fragmented sleep. The company is one of just two firms serving this market and has strong market share and high operating margins--about 25%. Estimates are that 90% of this potential market remains undiagnosed, and we believe this can be an attractive growth opportunity for some time. Another interesting health care name we added in 2004 is Martek Biosciences. Martek markets DHA additives as food supplements for infant formula. DHA is an omega-3 fatty acid that has shown efficacy in enhancing brain development. Martek is a critical supplier of this difficult-to-produce product. In our opinion, Martek can be a profitable, and much larger, company as demand for these products grow.

We also took advantage of this summer's technology pullback to add two new technology holdings. Silicon Laboratories is a Texas-based semiconductor firm that designs mixed-signal CMOS chips, primarily for the communication sector. The firm has experienced strong share gains in the handset, PC modem, and Voice over Internet Protocol markets. The firm is very profitable, with strong operating margins and a solid record of growth. A temporary inventory disruption with a major customer gave us the opportunity to buy at a great price. The other tech holding, software firm Hyperion Solutions, has a strong position in financial planning and business intelligence software. Business for software firms should be poised to accelerate as firms finish their mandatory spending for Sarbanes-Oxley compliance, and as discretionary spending picks up, we believe Hyperion will benefit. As a further indication of value, Hyperion has $9.00 per share in cash on its balance sheet.

Finally, we also initiated a position in Panera Bread. Panera owns and operates franchise bakery cafes across the country. The stock had fallen out of favor due to a challenging sales environment, and we found the valuation compelling given solid long-term growth prospects. We expect an upturn in same-store sales as the company executes on new sales initiatives. We believe underlying business remains quite healthy, unit economics are compelling, and Wall Street sentiment is too negative.

The rapid runup in energy stocks led us to keep reducing our exposure to this sector. One of our most successful stocks over the last year or so has been Ultra Petroleum, which has increased approximately 10 times our original investment as the firm found itself sitting on one of the most prolific gas basins in North America. Ultra's position in Wyoming's Pinedale anticline basin has led to huge gains in shareholder value, but with its market value approaching $4 billion, we eliminated the position. Other successful energy investments that we recently eliminated include Smith International and Cooper Cameron.

We also have enjoyed great success investing in the transportation industry. The recovering U.S. economy has led to strong fundamentals for transportation and logistics firms. One longtime holding that we were sad to let go was Expeditors International. Expeditors is a freight-forwarding concern that we had held for my entire 12-year tenure as portfolio manager for the fund. We believe Expeditors is a true growth company and would have likely continued to hold the shares if its market cap had not grown outside our universe.

Finally, we eliminated our position in Artisan Components, the semiconductor intellectual property (IP) design firm that agreed to be acquired by ARM Holdings, a large-cap European firm, in a stock-for-stock swap.

OUTLOOK

Wow! 2004 marked the sixth straight year of small-cap stocks' outperformance relative to their larger brethren. While such a long cycle is not without precedent, it is the longest run since the highly profitable 1976 to 1983 cycle. Can it last longer? Sure. But it's clear we are in the late stages of this cycle. As we wrote in our report six months ago, relative valuations no longer look compelling. Interest rates are rising--typically a tough sign for the sector--and the IPO market is back and beginning to look frothy. These are all classic signs of the cycle top. Mega-cap firms now sell for essentially the same valuation level as small-caps--a far cry from the huge premium they traded at when this cycle began.

As always, the wild card that could extend the small-cap performance cycle is a surge in relative earnings strength for the small-cap sector. For the last several quarters, we've not seen sufficient acceleration in earnings strength. The declining U.S. dollar has not helped our cause--since most small-caps are domestically oriented, they don't benefit from the increased sales and currency translation gains that aid large-cap multinationals. The dollar seems unlikely to strengthen significantly, and we may not get a sustained strong upsurge in small-cap earnings.

On the other hand, it has become gospel that large-caps will outperform in 2005. Nearly every analyst is calling for large-cap growth stocks to outperform, and even some small-cap strategists are expecting the imminent end of the cycle. Given such a consensus, we wouldn't be surprised to see popular wisdom confounded a bit longer. Indeed, we could have written the same thing at the beginning of 2004.

What could extend the cycle? Slowing economic growth could cause investors to favor the relatively stronger growth prospects of emerging growth stocks, which in turn could spark the speculative surge typical of a late-stage small-cap rally. Small-cap growth has underperformed small-cap value in most periods since 1999, and they are certainly due for a bounce. Moreover, we could see a rush of merger and acquisition activity, which typically tends to target smaller-cap stocks.

We will continue to watch for these signs, but the end of a cycle is not always well telegraphed. We are certainly nearing the end of this rally. Valuations are no longer at a discount, cash flow to the asset class has been strong, and our own fund closed to new investors last February.

In light of our six strong years and current valuations, we think shareholders who are overweight the small-cap segment should consider reducing their holdings.

We thank you once again for entrusting T. Rowe Price with your investment needs. We remain confident that our balanced mix of growth and value can serve us well over the course of the cycle.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

January 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund's share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Glossary

Lipper indexes: Consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Market capitalization: The total value of a company's publicly traded shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company's book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets, and dividing by the number of shares of common stock outstanding.

T. ROWE PRICE SMALL-CAP STOCK FUND
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PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

Airgas                                                                      1.1%

National Oilwell                                                            1.1

Armor Holdings                                                              1.0

Kronos                                                                      1.0

Grant Prideco                                                               1.0
--------------------------------------------------------------------------------

Harsco                                                                      0.9

Sunrise Senior Living                                                       0.9

Minerals Technologies                                                       0.9

Brunswick                                                                   0.9

WestAmerica                                                                 0.9
--------------------------------------------------------------------------------

Resources Connection                                                        0.9

Ohio Casualty                                                               0.8

Chittenden                                                                  0.8

ResMed                                                                      0.8

FMC Technologies                                                            0.8
--------------------------------------------------------------------------------

Iron Mountain                                                               0.8

Noble Energy                                                                0.8

A.O. Smith                                                                  0.8

Citizens Banking                                                            0.8

Global Payments                                                             0.7
--------------------------------------------------------------------------------

Scholastic                                                                  0.7

FactSet Research Systems                                                    0.7

Forest Oil                                                                  0.7

Henry Schein                                                                0.7

Ionics                                                                      0.7
--------------------------------------------------------------------------------

Total                                                                      21.2%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE SMALL-CAP STOCK FUND
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PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases
--------------------------------------------------------------------------------

ResMed *

Piper Jaffray

Accredo Health *

Silicon Laboratories *

Panera Bread *

Global Imaging Systems *

United Surgical Partners International

Hyperion Solutions *

Martek Biosciences *

ADTRAN *


Largest Sales
--------------------------------------------------------------------------------

Ultra Petroleum **

Artisan Components **

UTi Worldwide

Brown & Brown

Ryder System

Steel Dynamics

Ruby Tuesday

Websense **

Smith International **

Knight Transportation

 * Position added
** Position eliminated

T. ROWE PRICE SMALL-CAP STOCK FUND
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GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

As of 12/31/04

Russell 2000 Index      $29,796

Lipper Small-Cap Core Funds Index       $33,901

Small-Cap Stock Fund    $38,770



                 Russell 2000           Lipper Small-Cap             Small-Cap
                     Index              Core Funds Index            Stock Fund

12/94           $10,000                    $10,000                    $10,000

12/95            12,845                     13,074                     13,385

12/96            14,964                     15,520                     16,203

12/97            18,310                     18,971                     20,871

12/98            17,844                     18,281                     20,150

12/99            21,637                     21,969                     23,104

12/00            20,983                     23,492                     26,915

12/01            21,505                     25,166                     28,748

12/02            17,100                     20,327                     24,665

12/03            25,181                     28,641                     32,643

12/04            29,796                     33,901                     38,770

Note: Performance for Advisor Class shares will vary due to the differing fee structure. See the returns table on the next page.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since   Inception
Periods Ended 12/31/04    1 Year    5 Years    10 Years    Inception        Date
--------------------------------------------------------------------------------

Small-Cap Stock Fund      18.77%     10.91%      14.51%           --          --

Russell 2000 Index        18.33       6.61       11.54

Lipper Small-Cap Core
Funds Index               18.37       9.06       12.99

S&P 500 Stock Index       10.88      -2.30       12.07
--------------------------------------------------------------------------------

Small-Cap Stock Fund-
Advisor Class             18.48           -           -        9.27%     3/31/00

Russell 2000 Index        18.33           -           -        5.43

Lipper Small-Cap

Core Funds Index          18.37           -           -        7.32

S&P 500 Stock Index       10.88           -           -       -2.88

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

                                Beginning          Ending          Expenses Paid
                            Account Value    Account Value        During Period*
                                   7/1/04         12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Investor Class

Actual                          $1,000.00        $1,108.10                 $4.93

Hypothetical (assumes 5%
return before expenses)          1,000.00         1,020.46                  4.72


Advisor Class

Actual                           1,000.00         1,106.90                  6.14

Hypothetical (assumes 5%
return before expenses)          1,000.00         1,019.30                  5.89


* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period. The annualized expense ratio of the investor class was 0.93%; the Advisor Class was 1.16%.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class
                                   Year
                                  Ended
                               12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period             $ 27.98   $ 21.50   $ 25.34   $ 23.87   $ 22.80

Investment activities

  Net investment income (loss)    (0.05)    (0.02)     0.01      0.10      0.15

  Net realized and
  unrealized gain (loss)           5.28      6.96     (3.61)     1.52      3.52

  Total from
  investment activities            5.23      6.94     (3.60)     1.62      3.67

Distributions

  Net investment income                -         -    (0.01)    (0.10)    (0.14)

  Net realized gain               (1.39)    (0.46)    (0.23)    (0.05)    (2.46)

  Total distributions             (1.39)    (0.46)    (0.24)    (0.15)    (2.60)

NET ASSET VALUE

End of period                   $ 31.82   $ 27.98   $ 21.50   $ 25.34   $ 23.87
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                     18.77%    32.35%   (14.21)%    6.81%    16.49%

Ratio of total expenses to
average net assets                 0.94%     0.96%     0.96%     0.98%     0.94%

Ratio of net investment
income (loss) to average
net assets                        (0.17)%  (0.10)%     0.04%     0.45%     0.63%

Portfolio turnover rate            18.3%     16.3%     15.3%     16.5%     32.8%

Net assets, end of period
(in millions)                   $  6,364  $  4,864  $ 3,298  $  3,158  $  2,255

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Advisor Class
                                    Year                                 3/31/00
                                   Ended                                 Through
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period             $ 27.88   $ 21.44   $ 25.32   $ 23.89   $ 24.93

Investment activities

  Net investment income (loss)    (0.10)    (0.05)    (0.02)     0.04      0.07

  Net realized and
  unrealized gain (loss)           5.23      6.91     (3.63)     1.53      1.53

  Total from
  investment activities            5.13      6.86     (3.65)     1.57      1.60

Distributions

  Net investment income                -         -         -    (0.09)    (0.18)

  Net realized gain               (1.33)    (0.42)    (0.23)    (0.05)    (2.46)

  Total distributions             (1.33)    (0.42)    (0.23)    (0.14)    (2.64)

NET ASSET VALUE

End of period                   $ 31.68   $ 27.88   $ 21.44   $ 25.32   $ 23.89
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                     18.48%    32.06%  (14.41)%     6.60%     6.79%

Ratio of total expenses to
average net assets                 1.18%     1.19%     1.19%     1.16%    0.82%!

Ratio of net investment
income (loss) to average
net assets                       (0.41)%   (0.33)%   (0.13)%     0.26%     0.85%

Portfolio turnover rate            18.3%     16.3%     15.3%     16.5%    32.8%!

Net assets, end of period
(in thousands)                  $456,049  $319,096  $141,005 $ 38,632  $  7,479

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                         Shares/$ Par          Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   91.3%

CONSUMER DISCRETIONARY   10.3%

Auto Components   0.6%

Keystone Automotive *                                     640,300         14,887

Strattec Security *!                                      190,600         11,935

TRW Automotive *                                          591,300         12,240

                                                                          39,062

Automobiles   0.0%

Winnebago                                                  85,200          3,328

                                                                           3,328

Hotels, Restaurants & Leisure   3.0%

Applebee's                                                707,512         18,714

BJ's Restaurants *                                        311,300          4,358

CEC Entertainment *                                       464,000         18,546

Great Wolf Resorts *                                      324,400          7,247

Panera Bread, Class A *                                   550,000         22,176

PF Chang's China Bistro *                                 420,000         23,667

Red Robin Gourmet Burgers *                               277,500         14,838

Ruby Tuesday                                              400,800         10,453

Sonic *                                                 1,317,750         40,191

Texas Roadhouse, Class A *                                 85,000          2,512

The Cheesecake Factory *                                1,296,000         42,081

                                                                         204,783

Household Durables   0.6%

Jarden *                                                  920,000         39,965

                                                                          39,965

Internet & Catalog Retail   0.4%

J. Jill Group *                                           898,100         13,373

priceline.com *                                           570,000         13,446

                                                                          26,819

Leisure Equipment & Products   1.9%

Brunswick                                               1,220,200         60,400

MarineMax *                                               672,000         19,999

Polaris Industries                                        340,000         23,127

SCP Pool                                                  775,537         24,739

                                                                         128,265

Media   1.4%

Emmis Communications *                                    644,300         12,364

Entercom Communications *                                 458,500         16,456

Getty Images *                                            186,000         12,806

Scholastic *                                            1,353,800         50,036

Young Broadcasting, Class A *                             430,700          4,548

                                                                          96,210

Multiline Retail   0.3%

Big Lots *                                                795,000          9,643

Neiman Marcus, Class A                                    124,300          8,893

                                                                          18,536

Specialty Retail   2.1%

AC Moore Arts & Crafts *                                  313,800          9,040

AnnTaylor Stores *                                      2,062,500         44,406

Christopher & Banks                                       923,950         17,047

Hot Topic *                                             1,225,000         21,058

Linens 'n Things *                                        673,900         16,713

Monro Muffler Brake *!                                    825,000         20,872

Select Comfort *                                          250,000          4,485

The Finish Line, Class A                                  450,000          8,235

                                                                         141,856

Textiles, Apparel, & Luxury Goods   0.0%

Culp *                                                    209,900          1,423

Unifi *                                                   481,400          1,844

                                                                           3,267

Total Consumer Discretionary                                             702,091



CONSUMER STAPLES   1.6%



Food & Staples Retailing   1.3%

Casey's General Stores                                  2,448,000         44,431

Performance Food Group *                                1,271,700         34,221

Wild Oats Markets *                                       881,900          7,770

                                                                          86,422

Food Products   0.2%

ADM Cranberry *!@                                            164             53

American Italian Pasta, Class A                           374,000          8,696

Makepeace @                                                   164          1,000

Seneca Foods

       Class A *                                          187,600          3,422

       Class B *                                           72,000          1,314

                                                                          14,485

Personal Products   0.1%

Chattem *                                                 243,000          8,043

                                                                           8,043

Total Consumer Staples                                                   108,950



ENERGY   6.6%

Energy Equipment & Services   5.0%

Atwood Oceanics *                                         577,000         30,062

FMC Technologies *                                      1,749,900         56,347

Grant Prideco *                                         3,274,350         65,651

Hanover Compressor *                                    1,625,000         22,961

Hydril *                                                  373,300         16,989

Key Energy Services *                                     750,600          8,857

Lone Star Technologies *                                  405,700         13,575

National Oilwell *                                      2,051,700         72,404

Seacor Holdings *                                         899,500         48,033

W-H Energy Services *                                     473,900         10,596

                                                                         345,475

Oil & Gas   1.6%

Bill Barrett *                                            158,000          5,054

Forest Oil *                                            1,575,100         49,962

Noble Energy                                              859,400         52,991

                                                                         108,007

Total Energy                                                             453,482



FINANCIALS   15.8%

Capital Markets   2.0%

Affiliated Managers Group *                               550,000         37,257

Investors Financial Services                              751,000         37,535

National Financial Partners                               338,000         13,115

Piper Jaffray *!                                          992,500         47,590

                                                                         135,497

Commercial Banks   5.4%

Boston Private Financial                                  575,400         16,209

Chittenden                                              2,010,187         57,753

Citizens Banking                                        1,497,500         51,439

Community Bancorp *                                        55,000          1,683

Glacier Bancorp                                           505,736         17,215

Pinnacle Financial Partners *                              80,700          1,826

Provident Bankshares                                      952,078         34,627

Sandy Spring Bancorp                                      594,400         22,783

Signature Bank *                                           93,000          3,009

Southwest Bancorp of Texas                              2,047,000         47,675

Texas Capital Bancshares *                                820,100         17,731

Valley National Bancorp                                 1,446,995         40,009

WestAmerica                                             1,028,400         59,966

                                                                         371,925

Insurance   5.4%

Aspen Insurance Holdings                                1,019,000         24,986

Assured Guaranty                                        1,910,000         37,570

Bristol West Holdings                                   1,011,000         20,220

Brown & Brown                                             280,000         12,194

Harleysville Group                                        316,200          7,548

Horace Mann Educators !                                 1,729,100         32,991

Infinity Property & Casualty                              998,900         35,161

Markel *                                                  111,500         40,586

Ohio Casualty *                                         2,495,700         57,925

PartnerRe                                                 700,000         43,358

Selective Insurance                                       614,000         27,163

W. R. Berkley                                             586,000         27,642

                                                                         367,344

Real Estate   2.7%

Arden Realty, REIT                                        739,200         27,883

EastGroup Properties, REIT                                887,600         34,013

Equity Lifestyle Properties, REIT                         315,000         11,261

Essex Property Trust, REIT                                100,000          8,380

Gables Residential Trust, REIT                            792,600         28,367

LaSalle Hotel Properties, REIT                            495,400         15,768

Parkway Properties, REIT !                                399,700         20,285

Reckson Associates Realty, REIT                           265,900          8,724

Washington SBI, REIT                                      971,300         32,898

                                                                         187,579

Thrifts & Mortgage Finance   0.3%

Frankfort First                                            61,400          1,504

Triad Guaranty *                                          290,000         17,539

                                                                          19,043

Total Financials                                                       1,081,388


HEALTH CARE   12.2%

Biotechnology   3.0%

Abgenix *                                                  96,000            993

Alexion Pharmaceutical *                                  350,000          8,820

Alkermes *                                                938,700         13,226

Amylin Pharmaceuticals *                                  440,000         10,278

Anadys Pharmaceuticals *                                  540,000          4,001

Cephalon *                                                353,517         17,987

Cubist Pharmaceuticals *                                  947,200         11,205

CV Therapeutics *                                         104,300          2,399

Cytogen *                                                 360,000          4,147

Cytokinetics *                                            100,000          1,025

deCode Genetics *                                         471,703          3,684

Dynavax Technologies *                                    366,000          2,928

Exelixis *                                                845,000          8,028

Martek Biosciences *                                      350,000         17,920

Memory Pharmaceuticals *                                  366,000          1,947

Myriad Genetics *                                       1,000,000         22,510

Neurocrine Biosciences *                                  437,500         21,569

NPS Pharmaceuticals *                                     247,400          4,523

ONYX Pharmaceuticals *                                    500,000         16,195

Rigel Pharmaceuticals *                                   350,000          8,547

Trimeris *                                                500,000          7,085

Vertex Pharmaceuticals *                                1,400,000         14,798

                                                                         203,815

Health Care Equipment & Supplies   4.0%

Advanced Neuromodulation Systems *                        625,000         24,663

Analogic                                                  409,500         18,342

DJ Orthopedics *                                          773,000         16,558

Edwards Lifesciences *                                    589,900         24,339

EPIX Pharmaceuticals *                                    190,000          3,403

Integra LifeSciences *                                    851,000         31,427

Matthews International, Class A                         1,294,600         47,641

NuVasive *                                                550,000          5,638

ResMed *                                                1,125,000         57,487

Steris *                                                1,000,100         23,722

Thoratec *                                                525,000          5,471

Wilson Greatbatch Technologies *                          487,300         10,925

                                                                         269,616

Health Care Providers & Services   3.9%

Accredo Health *                                        1,200,000         33,264

Henry Schein *                                            717,300         49,953

LabOne *                                                  350,000         11,214

Lifeline Systems *!                                       667,200         17,187

LifePoint Hospitals *                                     125,000          4,353

Sunrise Senior Living *!                                1,369,100         63,471

Symbion *                                                 840,774         18,564

United Surgical Partners International *                1,085,000         45,244

WellChoice *                                              425,000         22,695

                                                                         265,945

Pharmaceuticals   1.3%

Able Laboratories *                                       325,000          7,394

Atherogenics *                                            850,000         20,026

Eon Labs *                                                400,000         10,800

Inspire Pharmaceuticals *                               1,120,000         18,782

Medicines Company *                                       350,000         10,080

Nektar Therapeutics *                                     175,100          3,544

Noven Pharmaceuticals *                                   986,300         16,826

Theravance *                                              129,800          2,324

                                                                          89,776

Total Health Care                                                        829,152



INDUSTRIALS & BUSINESS SERVICES   15.2%

Aerospace & Defense   1.4%

Armor Holdings *!                                       1,502,300         70,638

Mercury Computer Systems *                                755,000         22,409

MTC Technologies *                                         50,200          1,685

                                                                          94,732

Air Freight & Logistics   1.4%

EGL *                                                   1,222,300         36,534

Pacer International *                                     830,000         17,646

Ryder System                                              280,000         13,376

UTi Worldwide                                             417,600         28,405

                                                                          95,961

Airlines   0.1%

Frontier Airlines *                                       710,000          8,101

Midwest Express Holdings *                                555,600          1,617

                                                                           9,718

Building Products   0.5%

Quixote                                                   234,782          4,773

Trex *                                                    540,800         28,360

                                                                          33,133

Commercial Services & Supplies   5.5%

Central Parking                                         1,486,400         22,519

Consolidated Graphics *!                                1,001,900         45,987

Education Management *                                    279,800          9,236

Electro Rent                                              564,300          8,030

First Advantage, Class A *                                245,800          5,014

G & K Services, Class A                                   932,700         40,498

Herman Miller                                           1,640,700         45,333

Intersections *                                           200,000          3,450

Ionics *!                                               1,150,000         49,841

KForce *                                                1,311,200         14,554

Layne Christensen *                                        50,000            908

LECG *                                                    956,100         17,831

Resources Connection *!                                 1,083,500         58,845

SOURCECORP *                                              625,900         11,961

Tetra Tech *                                            1,589,262         26,604

West Corporation *                                        371,908         12,314

                                                                         372,925

Construction & Engineering   0.2%

Insituform Technologies *                                 698,100         15,826

                                                                          15,826

Electrical Equipment   1.1%

A.O. Smith                                              1,745,700         52,266

American Superconductor *                                 219,000          3,261

Artesyn Technologies *                                  1,200,000         13,560

Woodward Governor                                          89,700          6,424

                                                                          75,511

Machinery   3.6%

Actuant, Class A *                                        918,260         47,887

Cascade                                                   395,000         15,780

Graco                                                   1,020,000         38,097

Harsco                                                  1,159,600         64,636

IDEX                                                      406,950         16,481

Lindsay Manufacturing !                                 1,062,200         27,490

Toro                                                      450,000         36,608

                                                                         246,979

Road & Rail   1.3%

Genesee & Wyoming, Class A *                              200,000          5,626

Heartland Express                                         800,086         17,978

Knight Transportation                                   1,657,200         41,099

Overnite                                                  585,000         21,785

                                                                          86,488

Trading Companies & Distributors   0.1%

Interline Brands *                                        509,400          8,960

                                                                           8,960

Total Industrials & Business Services                                  1,040,233

INFORMATION TECHNOLOGY   21.2%

Communications Equipment   2.2%

ADTRAN                                                    900,000         17,226

Belden CDT !                                            1,915,000         44,428

Black Box                                                 655,000         31,453

F5 Networks *                                             425,000         20,706

Ixia *                                                    675,000         11,347

Packeteer *                                               477,500          6,900

Riverstone Networks *                                   1,750,000          1,864

Sirf Technology Holdings *                                827,000         10,519

Tekelec *                                                 416,700          8,517

                                                                         152,960

Computers & Peripherals   0.9%

Applied Films *                                            78,800          1,699

Emulex *                                                1,225,000         20,629

Gateway *                                               3,628,000         21,804

Synaptics *                                               494,000         15,107

                                                                          59,239

Electronic Equipment & Instruments   2.4%

Cogent *                                                  212,000          6,996

Digital Theater Systems *                                 575,000         11,575

Global Imaging Systems *                                  701,400         27,705

KEMET *                                                 1,845,000         16,513

Littelfuse *                                              808,701         27,625

Methode Electronics                                     1,254,700         16,123

Newport *                                                 789,600         11,133

Plexus *                                                1,898,600         24,701

Technitrol *                                              300,000          5,460

Woodhead Industries !                                     960,300         15,394

                                                                         163,225

Internet Software & Services   0.5%

Digital Insight *                                       1,095,000         20,148

MatrixOne *                                             1,603,700         10,504

WebSideStory *                                            228,200          2,837

                                                                          33,489

IT Services   3.7%

BISYS Group *                                           1,094,000         17,996

CACI International, Class A *                             720,800         49,108

Global Payments                                           868,000         50,813

Iron Mountain *                                         1,772,737         54,051

Maximus *                                               1,058,300         32,934

MPS Group *                                             2,646,800         32,450

RightNow Technologies *                                   709,000         11,450

                                                                         248,802

Semiconductor & Semiconductor Equipment   4.9%

AMIS Holdings *                                           700,000         11,564

Atheros Communications *                                  364,000          3,731

ATMI *                                                    828,500         18,666

Brooks-Pri Automation *                                   800,000         13,776

Cabot Microelectronics *                                  544,000         21,787

Credence Systems *                                      1,450,000         13,268

Cymer *                                                   525,000         15,508

Cypress Semiconductor *                                   600,000          7,038

Entegris *                                              1,441,200         14,340

Exar *                                                  1,163,000         16,503

Lattice Semiconductor *                                 2,168,800         12,362

Microsemi *                                               840,000         14,582

MKS Instruments *                                       1,556,200         28,868

Mykrolis *                                              1,554,800         22,032

PDF Solutions *                                           973,800         15,688

PortalPlayer *                                             43,000          1,061

Power Integrations *                                      795,000         15,725

Semtech *                                               1,764,000         38,579

Silicon Laboratories *                                    700,000         24,717

Tessera Technologies *                                    708,900         26,378

                                                                         336,173

Software   6.6%

Actuate *                                                 245,500            626

Altiris *                                                 730,000         25,864

Blackbaud *                                               126,400          1,851

Catapult Communications *                                 418,600         10,113

Concord Communications *                                  699,400          7,749

FactSet Research Systems                                  856,200         50,036

FileNet *                                               1,546,400         39,835

Hyperion Solutions *                                      450,000         20,979

Internet Security Systems *                               901,400         20,958

Jack Henry & Associates                                 2,420,100         48,184

Kronos *!                                               1,325,000         67,747

Magma Design Automation *                                 510,900          6,417

Mercury Interactive *                                     279,300         12,722

Motive *                                                  751,000          8,546

NetIQ *                                                 1,371,400         16,745

Open Solutions *                                          350,000          9,086

Progress Software *                                       900,000         21,015

Quest Software *                                        1,279,400         20,407

Red Hat *                                                 856,700         11,437

RSA Security *                                          1,177,200         23,615

SPSS *                                                    536,400          8,389

Verisity *                                                340,000          2,788

Verity *                                                1,250,000         16,400

                                                                         451,509

Total Information Technology                                           1,445,397



MATERIALS   6.3%

Chemicals   4.4%

Airgas                                                  2,875,000         76,216

Arch Chemicals !                                        1,198,100         34,481

Ferro                                                   1,785,000         41,394

MacDermid                                                 375,000         13,538

Material Sciences *                                       691,100         12,433

Minerals Technologies                                     948,000         63,232

Mosaic *                                                2,325,000         37,944

Symyx Technologies *                                      575,000         17,296

                                                                         296,534

Containers & Packaging   0.3%

Chesapeake Corp.                                          710,000         19,283

Smurfit-Stone Container *                                 191,100          3,570

                                                                          22,853

Metals & Mining   1.3%

Adrian Steel !@                                            13,000          5,291

Coal Creek @                                                9,295          2,417

Gibraltar Industries                                      559,800         13,223

Lihir Gold (AUD) *                                      7,971,900          7,214

Meridian Gold *                                         1,700,000         32,249

Steel Dynamics                                            650,000         24,622

                                                                          85,016

Paper & Forest Products   0.3%

Buckeye Technologies *                                  1,780,100         23,159

                                                                          23,159

Total Materials                                                          427,562



TELECOMMUNICATION SERVICES   0.9%

Diversified Telecommunication Services   0.0%

Arbinet Holdings *                                         53,000          1,317

                                                                           1,317

Wireless Telecommunication Services   0.9%

Spectrasite *                                             846,000         48,983

Western Wireless, Class A *                               323,000          9,464

                                                                          58,447

Total Telecommunication Services                                          59,764



TRUSTS & MUTUAL FUNDS   0.6%

Trusts & Mutual Funds   0.6%

Ishares Russell 2000                                      300,000         38,850

Total Trusts & Mutual Funds                                               38,850

UTILITIES   0.6%

Electric Utilities   0.6%

Black Hills                                               400,000         12,272

Cleco                                                     767,200         15,544

El Paso Electric *                                        726,200         13,754

Total Utilities                                                           41,570


Total Common Stocks (Cost  $4,523,206)                                 6,228,439



SHORT-TERM INVESTMENTS   8.8%

Money Market Fund   8.7%

T. Rowe Price Reserve Investment Fund, 2.28% #!       595,923,046        595,923

                                                                         595,923

U.S. Treasury Obligations   0.1%

U.S. Treasury Bills, 1.702%, 1/27/05 ++                 6,083,000          6,075

                                                                           6,075

Total Short-Term Investments (Cost  $601,999)                            601,998

FUTURES CONTRACTS   0.0%

Variation margin receivable (payable)
on open futures contracts (2)                                                 93

Total Futures Contracts                                                       93

Total Investments in Securities

100.1% of Net Assets (Cost $5,125,205)                                $6,830,530
                                                                      ----------
 (1) Denominated in U.S. dollars unless otherwise noted

   # Seven-day yield

   * Non-income producing

  ++ All or a portion of this security is pledged to cover margin requirements on futures contracts at December 31, 2004

   @ Valued by the T. Rowe Price Valuation Committee, established by the fund's
     Board of Directors

 AUD Australian dollar

REIT Real Estate Investment Trust

(2) Open Futures Contracts at December 31, 2004 were as follows:
($ 000s)
                                                         Contract     Unrealized
                                            Expiration      Value    Gain (Loss)
                                            ----------   --------    ----------
Long, 412 Russell 2000 contracts,
$6,083 par of 1.702% U.S. Treasury Bills
pledged as initial margin                         3/05  $ 134,714      $  3,079

Net payments (receipts) of variation
margin to date                                                           (2,986)

Variation margin receivable (payable)
on open futures contracts                                              $     93
                                                                       --------

!Affiliated Companies
($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

                             Purchase   Sales   Investment          Value
Affiliate                        Cost    Cost       Income   12/31/04   12/31/03
--------------------------------------------------------------------------------

Adrian Steel                  $     - $     -   $       52 $    5,291  $   4,056

Arch Chemicals                      -       -          958     34,481     30,743

Armor Holdings                      -       -            -     70,638     39,526

Belden CDT                          -       -          192     44,428     40,387

CompX International                 -   8,303            -          -      2,603

Consolidated Graphics           2,803       -            -     45,987     29,212

Horace Mann Educators               -   9,146          789     32,991     29,883

Ionics                              -       -            -     49,841     36,628

Kronos                              -   7,716            -     67,747     62,386

Lifeline Systems                    -       -            -     17,187     12,677

Lindsay Manufacturing               -       -          223     27,490     26,821

Monro Buffler Brake            18,606       -            -     20,872          *

New England Business Services       -  26,893          401          -     26,875

Parkway Properties, REIT            -   6,604        1,429     20,285     24,948

Paxar                               -  32,558            -          -     26,315

Piper Jaffray                  49,805   7,093            -     47,590          *

Resources Connection            1,518   1,782            -     58,845          *

Strattec Security                   -       -            -     11,935     11,609

Sunrise Senior Living          25,608       -            -     63,471          *

Woodhead Industries           $   889 $     -   $      384 $   15,394  $  15,423

T. Rowe Price Reserve
Investment Fund                    **      **        7,156    595,923    457,072
                                                --------------------------------

Totals                                          $   11,584 $1,230,396  $ 877,164
                                                --------------------------------

 * The issuer was not considered an affiliated company at December 31, 2003.

** Realized gain/(loss) and purchase and sale information not shown for cash management funds.


!!Restricted Securities
Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities (excluding 144A issues) at period-end amounts to $53 and represents 0.0% of net assets.

                                                     Acquisition     Acquisition
Description                                                 Date            Cost
-----------------------------------------------     ------------    ------------
ADM Cranberry                                            6/30/00            $  0

Totals                                                                      $  0
                                                                            ----

The fund has registration rights for certain restricted securities held as of December 31, 2004. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value
  Affiliated companies (cost $1,010,639)                         $     1,230,396

  Non-affiliated companies (cost $4,114,566)                           5,600,134

  Total investments in securities                                      6,830,530

Other assets                                                              30,229

Total assets                                                           6,860,759

Liabilities

Total liabilities                                                         40,428

NET ASSETS                                                       $     6,820,331
                                                                 ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                           $        47,461

Net unrealized gain (loss)                                             1,708,311

Paid-in-capital applicable to 214,407,085 shares of
$0.50 par value capital stock outstanding;
200,000,000 shares authorized                                          5,064,559

NET ASSETS                                                       $     6,820,331
                                                                 ---------------

NET ASSET VALUE PER SHARE

Investor Class
($6,364,281,207/200,010,154 shares outstanding)                  $         31.82
                                                                 ---------------
Advisor Class
($456,049,339/14,396,931 shares outstanding)                     $         31.68
                                                                 ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)
                                                                           Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Dividend                                                      $        44,467

  Interest                                                                   69

  Total income                                                           44,536

Expenses

  Investment management                                                  44,236

  Shareholder servicing

    Investor Class                                                        8,509

    Advisor Class                                                           521

  Rule 12b-1 fees - Advisor Class                                           956

  Prospectus and shareholder reports

    Investor Class                                                          355

    Advisor Class                                                            70

  Custody and accounting                                                    275

  Registration                                                              111

  Legal and audit                                                            27

  Directors                                                                  13

  Miscellaneous                                                              47

  Total expenses                                                         55,120

  Expenses paid indirectly                                                   (9)

  Net expenses                                                           55,111

Net investment income (loss)                                            (10,575)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Affiliated securities                                                   7,853

  Non-affiliated securities                                             249,507

  Futures                                                                15,851

  Net realized gain (loss)                                              273,211

Change in net unrealized gain (loss)

  Securities                                                            774,841

  Futures                                                                 2,184

  Change in net unrealized gain (loss)                                  777,025

Net realized and unrealized gain (loss)                               1,050,236

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $     1,039,661
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                          Year
                                                         Ended
                                                      12/31/04          12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                    $   (10,575)      $    (4,492)

  Net realized gain (loss)                            273,211           159,039

  Change in net unrealized gain (loss)                777,025         1,058,509

  Increase (decrease) in net assets
  from operations                                   1,039,661         1,213,056

Distributions to shareholders

  Net realized gain

    Investor Class                                   (265,484)          (79,833)

    Advisor Class                                     (18,285)           (4,666)

  Decrease in net assets from distributions          (283,769)          (84,499)

Capital share transactions *

  Shares sold

    Investor Class                                  1,603,004         1,456,686

    Advisor Class                                     168,970           160,137

  Distributions reinvested

    Investor Class                                    256,566            75,918

    Advisor Class                                      17,609             4,529

  Shares redeemed

    Investor Class                                 (1,065,975)       (1,037,784)

    Advisor Class                                     (98,977)          (44,286)

  Increase (decrease) in net assets from
  capital share transactions                          881,197           615,200

Net Assets
Increase (decrease) during period                   1,637,089         1,743,757

Beginning of period                                 5,183,242         3,439,485

End of period                                     $ 6,820,331       $ 5,183,242
                                                  -----------       -----------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)
                                                          Year
                                                         Ended
                                                      12/31/04          12/31/03
*Share information

  Shares sold

    Investor Class                                     54,340            60,161

    Advisor Class                                       5,789             6,571

  Distributions reinvested

    Investor Class                                      8,192             2,799

    Advisor Class                                         565               168

  Shares redeemed

    Investor Class                                    (36,353)          (42,561)

    Advisor Class                                      (3,404)           (1,869)

  Increase (decrease) in shares outstanding            29,129            25,269

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares: the Small-Cap Stock Fund original share class, referred to in this report as the Investor Class, offered since June 1, 1956, and Small-Cap Stock Fund--Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $277,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts
During the year ended December 31, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,376,591,000 and $974,105,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:


Ordinary income                                               $       46,264,000

Long-term capital gain                                               237,505,000

Total distributions                                           $      283,769,000
                                                              ------------------

At December 31, 2004, the tax-basis components of net assets were as follows:

Unrealized appreciation                                       $   1,910,832,000

Unrealized depreciation                                            (205,599,000)

Net unrealized appreciation (depreciation)                        1,705,233,000

Undistributed ordinary income                                        19,533,000

Undistributed long-term capital gain                                 31,006,000

Paid-in capital                                                   5,064,559,000

Net assets                                                    $   6,820,331,000
                                                              -----------------

Federal income tax regulations require the fund to treat the gain/loss on certain open futures contracts as realized on the last day of the tax year; accordingly, $3,079,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2004.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income                           $      10,575,000

Undistributed net realized gain                                     (18,724,000)

Paid-in capital                                                       8,149,000

At December 31, 2004, the cost of investments for federal income tax purposes was $5,128,283,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $4,317,000.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.20%. Through April 30, 2008, the class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation. For the year ended December 31, 2004, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $73,000 for Price Associates, $1,655,000 for T. Rowe Price Services, Inc., and $3,216,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $435,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2004, the fund was charged $179,000 for shareholder servicing costs related to the college savings plans, of which $132,000 was for services provided by Price and $13,000 was payable at period-end. At December 31, 2004, approximately 1.3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2004, the fund was allocated $508,000 of Retirement Funds' expenses, of which $352,000 related to services provided by Price and $45,000 was payable at period-end. At December 31, 2004, approximately 4.3% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 123,299 shares of the fund, representing less than 1% of the fund's net assets.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Small-Cap Stock Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Stock Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $48,196,000 from short-term capital gains,

o $243,722,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $29,842,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $28,591,000 of the fund's income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of
T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)          Principal Occupation(s) During Past 5 Years and
Year Elected *           Directorships of Other Public Companies

Anthony W. Deering       Director, Chairman of the Board, President, and Chief
(1945)                   Executive Officer, The Rouse Company, real estate
2001                     developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.      Principal, EuroCapital Advisors, LLC, an acquisition
(1943)                   and management advisory firm
1992

David K. Fagin           Director, Golden Star Resources Ltd., Canyon Resources
(1938)                   Corp. (5/00 to present), and Pacific Rim Rim Mining
1992                     Corp. (2/02 to present); Chairman and President,
                         Nye Corp.

Karen N. Horn            Managing Director and President, Global Private Client
(1943)                   Services, Marsh Inc. (1999-2003); Managing Director
2003                     and Head of International Private Banking, Bankers
                         Trust (1996-1999); Director, Eli Lilly and Company and
                         Georgia Pacific (5/04 to present)

F. Pierce Linaweaver     President, F. Pierce Linaweaver & Associates, Inc.,
(1934)                   consulting environmental and civil engineers
2001

John G. Schreiber        Owner/President, Centaur Capital Partners, Inc., a real
(1946)                   estate investment company; Partner, Blackstone Real
2001                     Estate Advisors, L.P.; Director, AMLI Residential
                         Properties Trust and The Rouse Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

John H. Laporte, CFA          Vice President, T. Rowe Price and T. Rowe
(1945)                        Price Group, Inc.
1994
[15]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1992                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global
                              Asset Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Small-Cap Stock Fund

* Each inside director serves until retirement, resignation, or election of a successor.


Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Francisco Alonso (1978)                 Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

Preston G. Athey, CFA, CIC (1949)       Vice President, T. Rowe Price, T. Rowe
Vice President, Small-Cap Stock Fund    Price Group, Inc., and T. Rowe Price
                                        Trust Company

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Small-Cap Stock Fund    Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brace C. Brooks, CFA (1967)             Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Small-Cap Stock Fund         Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Hugh M. Evans III, CFA (1966)           Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Small-Cap Stock Fund    Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer,               President, T. Rowe Price; Vice
Small-Cap Stock Fund                    President,T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price
                                        Group, Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Trust Company

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Small-Cap Stock Fund    Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Kris H. Jenner, M.D., D. Phil. (1962)   Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Small-Cap Stock Fund         and T. Rowe Price Investment Services,
                                        Inc.

Robert J. Marcotte (1962)               Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

Jay S. Markowitz, M.D. (1962)           Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.; formerly
                                        Transplant Surgeon and Assistant
                                        Professor of Surgery, Johns Hopkins
                                        University School of Medicine (to 2001)

Gregory A. McCrickard, CFA (1958)       Vice President, T. Rowe Price, T. Rowe
President, Small-Cap Stock Fund         Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph M. Milano, CFA (1972)            Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Curt J. Organt (1968)                   Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

Charles G. Pepin (1966)                 Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

Michael F. Sola, CFA (1969)             Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

J. David Wagner, CFA (1974)             Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Small-Cap Stock Fund

Wenhua Zhang, CPA, CFA (1970)           Vice President, T. Rowe Price and
Vice President, Small-Cap Stock Fund    T. Rowe Price Group, Inc.; formerly
                                        student, The Wharton School, University
                                        of Pennsylvania (to 2001)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $16,969               $17,783
     Audit-Related Fees                       2,322                 1,084
     Tax Fees                                 4,602                 4,618
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Stock Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005